Exhibit 99.1

LiveVox Announces First Quarter 2022 Financial Results
First quarter contract revenue year-over-year growth of 21.4% to $25.2 million
First quarter total revenue year-over-year growth of 14.8% to $32.1 million

SAN FRANCISCO, CA – May 10, 2022 - LiveVox Holdings, Inc. (“LiveVox” or the “Company”) (NASDAQ: LVOX), a leading global enterprise cloud communications company, today announced financial results for the first quarter ended March 31, 2022.

“We had record revenue in Q1 of $32.1 million, driven by contract revenue which was up 21% year over year and above the high end of our guidance range, demonstrating continued momentum in the business and the CCaaS space at large, said Louis Summe, CEO. Our gross margins continue to expand as a result of our 100% transition to AWS, giving us excellent visibility in our march towards profitability without sacrificing future investment in the business, and we see this trend continuing throughout 2022.”

First Quarter 2022 Financial Highlights
•Revenue: Total revenue was $32.1 million for the first quarter of 2022, up 14.8% compared to $27.9 million for the first quarter of 2021.
•Contract Revenue: Contract revenue was $25.2 million for the first quarter of 2022, up 21.4% compared to $20.8 million for the first quarter of 2021.
•Gross Profit: Gross profit was $18.5 million for the first quarter of 2022, up 10.1% compared to $16.8 million for the first quarter of 2021.
•Non-GAAP Gross Profit* and Non-GAAP Gross Margin*: Non-GAAP gross profit was $19.4 million for the first quarter of 2022, up 9.4% compared to $17.7 million for the first quarter of 2021; Non-GAAP gross margin was 60.4% for the first quarter of 2022 after adjusting for stock-based compensation associated with restricted stock units and performance-based restricted stock units granted under the 2021 Equity Incentive Plan and depreciation and amortization, compared to 59.0% for the fourth quarter of 2021 and 63.4% for the first quarter of 2021.
•Net loss: Net loss was $13.0 million for the first quarter of 2022, compared to net loss of $4.2 million for the first quarter of 2021.
•Adjusted EBITDA*: Adjusted EBITDA loss was $8.3 million for the first quarter of 2022, compared to Adjusted EBITDA loss of $0.3 million for the first quarter of 2021.
* Additional information regarding the non-GAAP financial measures discussed in this release, including an explanation of these measures and how each is calculated, is included below under the heading “Non-GAAP Financial Measures.” A reconciliation of GAAP to non-GAAP financial measures has also been provided in the financial tables included below.

Business Outlook
In determining the financial guidance to provide to investors, the Company considered its recent business trends and financial results, current growth plans, strategic initiatives, global economic outlook and the continued uncertainty of COVID-19 and its potential impact on the Company’s results. LiveVox emphasizes that the guidance is subject to various important cautionary factors referenced in the section entitled "Forward-Looking Statements" below. As such, LiveVox is providing guidance for its second quarter of 2022 and reiterating its full year 2022 guidance with a positive update to its Adjusted EBITDA guidance :

•Second Quarter of 2022 Guidance:
◦Total revenue is expected to be in the range of $33.2 million to $34.2 million, representing growth of 15% to 18% year-over-year.
◦Contract revenue is expected to be in the range of $26.3 million to $26.8 million, representing growth of 18% to 20% year-over-year.
◦Excess usage revenue is expected to be in the range of $6.9 million to $7.4 million, representing growth of 5% to 13% year-over-year.
◦Adjusted EBITDA loss is expected to be in the range of $6.7 million to $5.7 million.
•Full Year 2022 Guidance:
◦Total revenue is expected to be in the range of $140 million to $142 million, representing growth of 17% to 19% year-over-year.
◦Contract revenue is expected to be in the range of $109 million to $111 million, representing growth of 20% to 23% year-over-year.
◦Excess usage revenue is expected to be in the range of $29 million to $34 million, representing a growth of 1% to 18% year-over-year.
◦Adjusted EBITDA loss is now expected to be in the range of $22 million to $24 million.

Quarterly Conference Call
LiveVox will host a conference call today at 4:30 p.m. Eastern Time to review the Company’s financial results for the first quarter ended March 31, 2022. To access this call, dial 855-327-6837 for the U.S. or Canada, or 631-891-4304 for callers outside the U.S. or Canada. A live webcast of the conference call will be accessible from the Investor Relations section of LiveVox’s website, and a recording will be archived. An audio replay of this conference call will also be available through May 24, 2022, by dialing 844-512-2921 for the U.S. or Canada (or 412-317-6671 for callers outside the U.S. or Canada) and entering passcode 10018874.

About LiveVox, Inc.
LiveVox (NASDAQ: LVOX) is a next-generation contact center platform that powers more than 14 billion interactions a year. By seamlessly integrating omnichannel communications, CRM, AI, and WFO capabilities, the

Company’s technology delivers an exceptional agent and customer experience while reducing compliance risk. With 20 years of cloud experience and expertise, LiveVox’s CCaaS 2.0 platform is at the forefront of cloud contact center innovation. The Company has approximately 650 global employees and is headquartered in San Francisco, with offices in Atlanta, Columbus, Denver, New York City, St. Louis, Medellin (Colombia) and Bangalore (India). For more information visit: http://www.livevox.com

Forward-Looking Statements
Certain statements made in this release are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "would," "should," "future," "propose," "target," "goal," "objective," "outlook" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements relating to expected bookings, expected revenue and annual recurring revenue from contracts, growth expectations, and future financial results, including guidance. These statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside LiveVox’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws and speak only as of the date of this presentation. LiveVox assumes no obligation to update or revise any such forward-looking statements except as required by law.

Important factors, among others, that may affect actual results or outcomes include risks or liabilities assumed as a result of our ability to meet financial and operating guidance, ability to achieve financial targets, and successfully manage capital expenditures; risks related to the high level of competition in the cloud contact center industry and the intense competition and competitive pressures from other companies in the industry in which the Company operates; risks related to the Company’s reliance on information systems and the ability to properly maintain the confidentiality and integrity of data; risks related to the occurrence of cyber incidents or a deficiency in cybersecurity protocols; risks related to the ability to obtain third-party software licenses for use in or with the Company’s products; general economic and business conditions; the impact of COVID-19 on LiveVox’s business; risks related to our intellectual property rights, risks related to our ability to secure additional financing on favorable terms, or at all, to meet our future capital needs; increased taxes and surcharges (including Universal Service Fund, whether labeled a “tax,” “surcharge,” or other designation) on our products which may increase our customers’ cost of using our products and/or increase our costs and reduce our profit margins to the extent the costs are not passed through to our customers, and our potential liability for past sales and other taxes, surcharges and fees; changes in government regulation applicable to the collections industry or any failure of us or our customers to comply with existing regulations; changes in base interest rates and significant market volatility on the Company’s business, the Company’s industry and the global economy as well as those factors described in the "Risk Factors" section of our filings with the Securities and Exchange Commission ("SEC").

The information contained in this press release is summary information that is intended to be considered in the context of LiveVox’s SEC filings and other public announcements that LiveVox may make, by press release or otherwise, from time to time. LiveVox also uses its website to distribute company information, including performance information, and such information may be deemed material. Accordingly, investors should monitor LiveVox’s website (http://www.livevox.com). LiveVox undertakes no duty or obligation to publicly update or revise the forward-looking statements or other information contained in this presentation. These materials contain information about LiveVox and its affiliates and certain of their respective personnel and affiliates, information about their respective historical performance and general information about the market. You should not view information related to the past performance of LiveVox or information about the market, as indicative of future results, the achievement of which cannot be assured.

Consolidated Statements of Operations and Comprehensive Loss
(Unaudited) (In thousands, except per share data)

	For the three months ended March 31,
	2022	2021
Revenue	$32,093	$27,945
Cost of revenue	13,632	11,180
Gross profit	18,461	16,765
Operating expenses
Sales and marketing expense	14,652	8,908
General and administrative expense	7,468	4,880
Research and development expense	8,490	6,180
Total operating expenses	30,610	19,968
Loss from operations	(12,149)	(3,203)
Interest expense, net	750	944
Change in the fair value of warrant liability	(392)	—
Other income, net	(64)	(7)
Total other expense, net	294	937
Pre-tax loss	(12,443)	(4,140)
Provision for income taxes	544	35
Net loss	$(12,987)	$(4,175)
Comprehensive loss
Net loss	$(12,987)	$(4,175)
Other comprehensive income (loss), net of tax
Foreign currency translation adjustment	(49)	39
Net unrealized loss on marketable securities	(888)	—
Total other comprehensive income (loss), net of tax	(937)	39
Comprehensive loss	$(13,924)	$(4,136)
Net loss per share
Net loss per share—basic and diluted	$(0.14)	$(0.06)
Weighted average shares outstanding—basic and diluted	91,478	66,637

Consolidated Balance Sheets
(In thousands, except per share data)

	As of
	March 31, 2022	December 31, 2021
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$32,092	$47,217
Restricted cash, current	100	100
Marketable securities, current	48,067	7,226
Accounts receivable, net	19,441	20,128
Deferred sales commissions, current	2,733	2,691
Prepaid expenses and other current assets	6,321	6,151
Total Current Assets	108,754	83,513
Property and equipment, net	3,289	3,010
Goodwill	47,481	47,481
Intangible assets, net	19,123	20,195
Operating lease right-of-use assets	5,058	5,483
Deposits and other	511	664
Marketable securities, net of current	—	42,148
Deferred sales commissions, net of current	6,661	6,747
Deferred tax asset, net	77	—
Total Assets	$190,954	$209,241

LIABILITIES & STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,357	$6,490
Accrued expenses	10,139	13,855
Deferred revenue, current	1,329	1,307
Term loan, current	561	561
Operating lease liabilities, current	1,886	1,946
Finance lease liabilities, current	27	26
Total current liabilities	18,299	24,185
Long term liabilities:
Deferred revenue, net of current	418	456
Term loan, net of current	54,345	54,459
Operating lease liabilities, net of current	3,642	4,046
Finance lease liabilities, net of current	5	11
Deferred tax liability, net	—	2
Warrant liability	375	767
Other long-term liabilities	337	337
Total liabilities	77,421	84,263

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.0001 par value per share; 25,000 shares authorized and none issued and outstanding as of March 31, 2022 and December 31, 2021.	—	—

Common stock, $0.0001 par value per share; 500,000 shares authorized and 90,697 shares issued and outstanding as of March 31, 2022 and December 31, 2021.	9	9
Additional paid-in capital	255,947	253,468
Accumulated other comprehensive loss	(1,414)	(477)
Accumulated deficit	(141,009)	(128,022)
Total stockholders’ equity	113,533	124,978
Total liabilities & stockholders’ equity	$190,954	$209,241

Consolidated Statements of Cash Flows
(Unaudited) (Dollars in thousands)

	For the three months ended March 31,
	2022	2021
Operating activities:
Net loss	$(12,987)	$(4,175)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	274	475
Amortization of identified intangible assets	1,073	1,129
Amortization of deferred loan origination costs	27	36
Amortization of deferred sales commissions	740	397
Non-cash lease expense	453	377
Stock-based compensation expense	2,479	139
Bad debt expense	33	43
Deferred income tax benefit	(78)	(77)
Loss on sale of marketable securities	10	—
Amortization of premium paid on marketable securities	131	—
Change in the fair value of the warrant liability	(392)	—
Changes in assets and liabilities
Accounts receivable	655	(139)
Other assets	(19)	(2,296)
Deferred sales commissions	(695)	(643)
Accounts payable	(2,134)	3,178
Accrued expenses	(3,716)	(2,979)
Deferred revenue	(16)	(209)
Operating lease liabilities	(464)	(347)
Net cash used in operating activities	(14,626)	(5,091)
Investing activities:
Purchases of property and equipment	(536)	(190)
Purchases of marketable securities	(1,477)	—
Proceeds from sale of marketable securities	1,515	—
Principal collected on matured marketable securities	242	—
Proceeds from asset acquisition, net of cash paid	—	1,326
Net cash (used in) provided by investing activities	(256)	1,136
Financing activities:
Repayment on loan payable	(140)	(1,176)
Repayments on finance lease obligations	(6)	(143)
Net cash used in financing activities	(146)	(1,319)
Effect of foreign currency translation	(97)	(21)
Net increase in cash, cash equivalents and restricted cash	(15,125)	(5,295)
Cash, cash equivalents, and restricted cash beginning of period	47,317	19,566
Cash, cash equivalents, and restricted cash end of period	$32,192	$14,271

	For the three months ended March 31,
	2022	2021
Supplemental disclosure of cash flow information:
Interest paid	$801	$897
Income taxes paid	56	29
Supplemental schedule of noncash investing activities:
Change in unrealized loss on marketable securities	$888	$—
Additional right-of-use assets	—	2,637
Contingent consideration in asset acquisition	—	5,969

Reconciliation of cash, cash equivalents and restricted cash to the consolidated balance sheets (dollars in thousands):

	As of March 31,
	2022	2021
Cash and cash equivalents	$32,092	$14,171
Restricted cash, current	100	—
Restricted cash, net of current	—	100
Total cash, cash equivalents and restricted cash	$32,192	$14,271

Non-GAAP Financial Measures
Management uses non-GAAP financial measures to evaluate operating performance. We believe non-GAAP financial measures provide useful information to investors and others to understand and evaluate our operating results in the same manner as our management and board of directors and allows for better comparison of financial results among our competitors.

Adjusted EBITDA
We monitor Adjusted EBITDA, a non-generally accepted accounting principle (“Non-GAAP”) financial measure, to analyze our financial results and believe that it is useful to investors, as a supplement to U.S. GAAP measures, in evaluating our ongoing operational performance and enhancing an overall understanding of our past financial performance. We believe that Adjusted EBITDA helps illustrate underlying trends in our business that could otherwise be masked by the effect of the income or expenses that we exclude from Adjusted EBITDA. Furthermore, we use this measure to establish budgets and operational goals for managing our business and evaluating our performance. We also believe that Adjusted EBITDA provides an additional tool for investors to use in comparing our recurring core business operating results over multiple periods with other companies in our industry. Adjusted EBITDA should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with U.S. GAAP, and our calculation of Adjusted EBITDA may differ from that of other companies in our industry. We compensate for the inherent limitations associated with using Adjusted EBITDA through disclosure of these limitations, presentation of our consolidated financial statements in accordance with U.S. GAAP and reconciliation of Adjusted EBITDA to the most directly comparable U.S. GAAP measure, net loss. We calculate Adjusted EBITDA as net loss before (i) depreciation and amortization, (ii) long-term equity incentive bonus, (iii) stock-based compensation expense, (iv) interest expense, net, (v) change in the fair value of warrant liability, (vi) other expense (income), net, (vii) provision for income taxes, and (viii) other items that do not directly affect what we consider to be our core operating performance.

Non-GAAP Gross Profit and Non-GAAP Gross Margin Percentage
U.S. GAAP defines gross profit as revenue less cost of revenue. Cost of revenue includes all expenses associated with our various product offerings. We define Non-GAAP gross profit as gross profit after adding back the following items: (i) depreciation and amortization; (ii) long-term equity incentive bonus and stock-based compensation expenses; and (iii) other non-recurring expenses. We add back depreciation and amortization, long-term equity incentive bonus and stock-based compensation expenses and other non-recurring expenses because they are one-time or non-cash items. We eliminate the impact of these one-time or non-cash items because we do not consider them indicative of our core operating performance. Their exclusion facilitates comparisons of our operating performance on a period-to-period basis. Therefore, we believe showing Non-GAAP gross margin to remove the impact of these one-time or non-cash expenses is helpful to investors in assessing our gross profit and gross margin performance in a way that is similar to how management assesses our performance. We calculate Non-GAAP gross margin percentage by dividing Non-GAAP gross profit by revenue, expressed as a percentage of revenue.

Management uses Non-GAAP gross profit and Non-GAAP gross margin percentage to evaluate operating performance and to determine resource allocation among our various product offerings. We believe Non-GAAP gross profit and Non-GAAP gross margin percentage provide useful information to investors and others to understand and evaluate our operating results in the same manner as our management and board of directors and allows for better comparison of financial results among our competitors. Non-GAAP gross profit and Non-GAAP gross margin percentage may not be comparable to similarly titled measures of other companies because other companies may not calculate Non-GAAP gross profit and Non-GAAP gross margin percentage or similarly titled measures in the same manner as we do.

Please see tables below for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures for the periods presented.

GAAP Net Loss to Adjusted EBITDA
(Unaudited) (Dollars in thousands)

	Three Months Ended March 31,
	2022	2021
Net loss	$(12,987)	$(4,175)
Non-GAAP adjustments:
Depreciation and amortization	1,347	1,604
Long-term equity incentive bonus and stock-based compensation expenses	2,479	139
Interest expense, net	750	944
Change in the fair value of warrant liability	(392)	—
Other expense (income), net	(64)	(7)
Acquisition and financing related fees and expenses	10	284
Transaction-related costs	—	733
Golden Gate Capital management fee expenses	—	171
Provision for income taxes	544	35
Adjusted EBITDA	$(8,313)	$(272)

GAAP Gross Profit to Adjusted Gross Profit
(Unaudited) (Dollars in thousands)

	Three Months Ended March 31,
	2022	2021
Gross profit	$18,461	$16,765
Depreciation and amortization	609	944
Long-term equity incentive bonus and stock-based compensation expenses	312	14
Non-GAAP gross profit	$19,382	$17,723

Gross margin %	57.5%	60.0%
Non-GAAP gross margin %	60.4%	63.4%

The following table presents the stock-based compensation expenses included in Company’s results of operations for the three months ended March 31, 2022 and 2021 (dollars in thousands):

	Three Months Ended March 31,
	2022	2021
	(Unaudited)	(Unaudited)
Cost of revenue	$312	$15
Sales and marketing expense	607	28
General and administrative expense	660	68
Research and development expense	900	28
Total stock-based compensation	$2,479	$139

There were no long-term equity incentive bonus in the periods presented.

Contacts
Investor Contacts:
Alexis Waadt
awaadt@livevox.com

Ryan Gardella
livevoxIR@icrinc.com

Press contacts:
Nick Bandy
nbandy@livevox.com

Katie Creaser
livevoxPR@icrinc.com

Source: LiveVox Holdings, Inc.